UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 10, 2006


                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

             0-13393                                   36-3183870
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     (Commission File Number)               (IRS Employer Identification No.)


    501 Seventh Street, Rockford, Illinois                     61104
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Joseph B. McGougan, President of AMCORE Mortgage, a division of AMCORE Bank, N.A., a wholly-owned subsidiary of AMCORE Financial, Inc., resigned effective June 30, 2006. On July 10, 2006, in connection with the resignation, Mr. McGougan, AMCORE Bank, N.A., its parent, subsidiaries and affiliates entered into a Severance Agreement, Release and Waiver (the "Agreement"). Under the terms of the Agreement, Mr. McGougan will receive one year's base salary and certain other benefits. A copy of the Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description
-----------    -----------

10.1 Severance Agreement, Release and Waiver, dated July 10, 2006, between Joseph B. McGougan, AMCORE Bank, N.A., its parent, subsidiaries and affiliates

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 11, 2006             AMCORE Financial, Inc.

                                (Registrant)



                                /s/ Donald H. Wilson
                                _______________________________________
                                Donald H. Wilson
                                Executive Vice President and Chief Financial
                                Officer (Duly authorized officer of the
                                registrant and principal financial and
                                principal accounting officer)

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.1 Severance Agreement, Release and Waiver, dated July 10, 2006, between Joseph B. McGougan, AMCORE Bank, N.A., its parent, subsidiaries and affiliates